USCA All Terrain Fund
Schedule of Investments
December 31, 2021 (Unaudited)

	Shares	Value

INVESTMENTS IN REGISTERED INVESTMENT COMPANIES - 5.22% [a]
Long Equity - Domestic - 3.44%
Bridgeway Ultra Small Company Fund	72,530	$2,463,108
		2,463,108
Long Equity - Global - 1.78%
Rondure New World Fund - Institutional Class	92,125	1,274,082
		1,274,082

TOTAL INVESTMENTS IN REGISTERED INVESTMENT COMPANIES		$3,737,190
(Cost $3,307,938)
				Redemption
			Frequency of	Notification
	Cost	Value	Redemptions [b]	Period (Days) [b]
INVESTMENTS IN PRIVATE INVESTMENT COMPANIES [c] - 85.53% [a]
Event Driven - 11.82%
Black Diamond Arbitrage Partners, L.P. - Series A (Initially Acquired on 10/1/2017)	$3,337,819	$4,087,135	Monthly	45
ECF Value Fund II, L.P. (Initially Acquired on 7/1/2020)	1,700,000	2,603,831	Annually	60
Saba Capital CEF Opportunities 1 Onshore, L.P. - Class F (Initially Acquired on 10/1/2020) [g]	1,500,000	1,777,562	Quarterly	65
		8,468,528
Long Equity - Global - 9.42%
WMQS Global Equity Active Extension Onshore Fund LP Class F-2 (Initially Acquired on 5/1/2018)	3,635,000	6,749,945	Monthly	30
		6,749,945

Global Macro - 7.10%
Brevan Howard L.P. - Series B (Initially Acquired on 6/26/2015) [g]	2,445,000	3,694,482	Monthly	90
Brevan Howard L.P. - Series I (Initially Acquired on 2/1/2019) [f]	400,000	489,841	Monthly	90
Brevan Howard L.P. Series M (Initially Acquired on 8/1/2021) [g]	500,000	508,640	Monthly	90
Brevan Howard L.P. - Series W (Initially Acquired on 12/1/2016)	200,000	394,004	Monthly	90
		5,086,967
Long/Short Equity - 40.98%
Corsair Capital Partners, L.P. - Class A (Initially Acquired on 9/1/2015)	871,931	1,896,643	Quarterly	60
Greenlight Masters Qualified, L.P. - Series C (Initially Acquired on 6/24/2015)	5,130,000	7,743,385	Semi-Annually	90
North Rock Fund, LP - Series E (Initially Acquired on 11/1/2021)	5,000,000	4,987,708	Monthly	90
Saba Capital SPAC Opportunities Onshore Fund, L.P. (Initially Acquired on 5/1/2021) [g]	1,700,000	1,715,363	Monthly	35
SIO Partners, L.P. (Initially Acquired on 6/1/2020)[f]	1,850,000	2,307,849	Monthly	60
Southpoint Qualified Fund L.P. - Class A (Initially Acquired on 10/1/2020) [g]	2,050,000	2,215,383	Quarterly	60
Spruce Point Research Activism Partners LP (Initially Acquired on 5/1/2021) [f]	2,050,000	2,326,076	Monthly	45
Stanley Partners Fund, L.P. (Initially Acquired on 7/1/2020) [f]	2,100,000	3,467,998	Monthly	30
Voss Value Fund, L.P. (Initially Acquired on 3/1/2020)	1,850,000	2,706,495	Quarterly	45
		29,366,900

USCA All Terrain Fund
Schedule of Investments - (Continued)
December 31, 2021 (Unaudited)

				Redemption
			Frequency of	Notification
	Cost	Value	Redemptions [b]	Period (Days) [b]
Managed Futures - 8.72%
Statar Capital Partners, LP (Initially Acquired on 5/1/2021)	1,700,000	2,818,858	Monthly	60
The Winton Fund (US) L.P. - Tranche A (Initially Acquired on 8/1/2015)	1,846,000	1,784,735	Monthly	30
The Winton Trend Fund (US) L.P. (Initially Acquired on 1/1/2019)	1,400,000	1,643,116	Weekly	2
		6,246,709
Multi-Strategy - 7.50%
Blue Mountain Credit Alternatives Fund L.P. - Class S (Initially Acquired on 8/1/2015)[d]	774,471	293,609	Illiquid	n/a
Double Black Diamond, L.P. - Series D (Initially Acquired on 8/1/2015) [g]	1,647,181	2,093,010	Quarterly	60
Millennium USA LP (Initially Acquired on 10/1/2015) [g]	1,271,732	2,990,940	Quarterly	90
		5,377,559

TOTAL INVESTMENTS IN PRIVATE INVESTMENT COMPANIES
(Cost $44,959,134)		$61,296,608

SHORT TERM INVESTMENT - 3.14% [a]	Shares
First AM Treasury OB FD CL X - 0.01% [e]
	2,250,773	2,250,773

TOTAL SHORT TERM INVESTMENT (Cost $2,250,773)		$2,250,773

		Value
Total Investments (Cost $50,517,845) - 93.89% [a]		$67,284,571
Other Assets in Excess of Liabilities - (6.11)% [a]		4,377,793
TOTAL NET ASSETS - 100.00%[a]		$71,662,364

Footnotes
ADR - American Depositary Receipt.
[a] Percentages are stated as a percent of net assets.
[b] Redemption frequency and redemption notice period reflect general redemption terms and exclude liquidity restrictions. Further, the private investment company’s advisor may place additional redemption restrictions without notice based on the aggregate redemption requests received at a given time.
[c] Private investment portfolio holdings detailed in the Schedule of Investments represent management’s best estimate of the fair value of each private investment’s portfolio holdings as of December 31, 2021. There are no unfunded capital commitments for private investments.
[d] Currently in liquidation. Receiving proceeds as liquidated.
[e] Rate reported is the 7-day current yield as of December 31, 2021.
[f] All or a portion of Investment may be subject to investor level lockups, which range from 1 to 3 years. Redemptions permitted prior to the end of the lockup period may be subject to a withdrawal fee, which may range from 1% to 5%.
[g] Investment has an investor level or fund level redemption gate that limits the investor from redeeming more than 25% of its investment in a 3-month period or the fund from redeeming more than 25% of its net asset value in a 3-month period, respectively.

Investment Valuation

In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations, if available.  Because market quotations are not typically readily available for the majority of the Fund’s securities, they are valued at fair value as determined by the Board. The Board has delegated the day-to-day responsibility for determining these fair values in accordance with the policies it has approved to a fair value team of one or more representatives of the Advisor, U.S. Bank Global Fund Services (the “Administrator”) and an officer of the Fund (the “Valuation Committee”).  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of a security. Rather, in determining the fair value of a security for which there are no readily available market quotations, the fair value team may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security, and the recommendation of an Underlying Fund Manager.  The team may also enlist third-party consultants, such as an audit firm or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value.

Non-dollar-denominated securities, if any, are valued as of the close of the New York Stock Exchange (”NYSE”) at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value have materially affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third-party pricing service to assist it in determining the market value of securities in the Fund’s portfolio. The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash and other assets, including dividends and interest accrued but not yet received), less accrued expenses of the Fund, less the Fund’s other liabilities by the total number of shares outstanding.

For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

All equity securities that are not traded on a listed national exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, then the security is valued by such method as the Valuation Committee shall determine in good faith to reflect its fair market value.

The valuation of the Fund’s investments in Underlying Funds is ordinarily determined based upon valuations provided by the Underlying Fund Managers. The Fund values interests in the Underlying Funds at fair value, using the net NAV or pro rata interest in the members’ capital of the Underlying Funds as a practical expedient, as provided by the investment managers of such Underlying Funds. Certain securities in which the Underlying Funds invest may not have a readily ascertainable market price and will be valued by the Underlying Fund Managers at fair value in accordance with procedures adopted by the Underlying Funds. In this regard, an Underlying Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Underlying Fund Manager’s compensation. Although the Advisor will review the valuation procedures used by all Underlying Fund Managers, the Advisor will not be able to confirm the accuracy of valuations provided by the Underlying Fund Manager and valuations provided by the Underlying Fund Manager generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Fund from an Underlying Fund and used in calculating the Fund’s net asset value will include estimates that may be subject to later adjustment or revision by the Underlying Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous NAVs to reflect an adjustment or revision by an Underlying Fund. In the unlikely event that an Underlying Fund does not report a fiscal period end value to the Fund on a timely basis, the Fund would determine the fair value of the Underlying Fund based on the most recent value reported by the Underlying Fund, as well as any other relevant information available at the time the Fund values its portfolio.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, those companies NAVs are calculated based upon the net asset values of their investments, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Fair Value of Financial Instruments

The Fund has adopted the authoritative fair valuation accounting standards of ASC 820, Fair Value Measurements and Disclosures, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 - Valuations based primarily on inputs that are unobservable and significant.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Board’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. The following section describes the valuation techniques used by the Fund to measure different financial instruments at fair value and includes the level within the fair value hierarchy in which the financial instrument is categorized.

Investments whose values are based on quoted market prices in active markets are classified within Level 1. These investments generally include equity securities traded on a national securities exchange, certain U.S. government securities and certain money market securities. The Board does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably be expected to impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs, are classified within Level 2. These investments generally include certain U.S. government and sovereign obligations, most government agency securities, and investment grade corporate bonds.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. These investments generally include private equity investments and less liquid corporate debt securities. When observable prices are not available for these investments, the Board uses one or more valuation techniques (e.g., the market approach or income approach) for which sufficient data is available. The selection of appropriate valuation techniques may be affected by the availability of relevant inputs as well as the relative reliability of inputs. In some cases, one valuation technique may provide the best indication of fair value while in other circumstances, multiple valuation techniques may be appropriate. The results of the application of the various techniques may not be equally representative of fair value, due to factors such as assumptions made in the valuation. In some situations, the Board may determine it appropriate to evaluate and weigh the results, as appropriate, to develop a range of possible values, with the fair value based on the Board’s assessment of the most representative point within the range.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

Fair Value Measurements at Reporting Date Using
	Quoted Prices in Active markets for Identical Assets (Level 1)
		Significant Other	Significant Unobservable Inputs (Level 3)
		Observable Inputs
Description		(Level 2)		Total
Investments
Investments in Registered Investment Companies (a)	$3,737,190	$-	$-	$3,737,190
Investments in Private Investment Companies (b)	-	-	-	61,296,608
Short Term Investment (c)	2,250,773	-	-	2,250,773
	$5,987,963	$-	$-	$67,284,571

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(c)	Short Term Investments that are sweep investments for cash balances in the Fund at December 31, 2021.